NUMBER                                                                    SHARES
ECI

                                ETRAVNET.COM INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK



                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                               CUSIP 297868 10 1


THIS IS TO CERTIFY THAT



is the owner of________________________________________________________________

                              CERTIFICATE OF STOCK

            fully paid and non-assessable shares of COMMON STOCK, of
                  the Par Value, of $.001 of ETRAVNET.COM, INC.


    (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:



SECRETARY                        ETRAVNET.COM, INC.                    PRESIDENT
                                    Corporate
                                      SEAL
                                      1981
                                    NEW YORK


                                             Countersigned and Registered:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                      (NEW YORK, N.Y.)
                                               TRANSFER AGENT AND REGISTRAR
                                                    AUTHORIZED SIGNATURE

                              (Back of Certificate)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common         UNIF GIFT MIN  ACT-_____Custodian______
TEN ENT -- as tenants by the entireties                    (Cust)       (Minor)
JT TEN  -- as joint tenants with right             under Uniform Gifts to Minors
           of survivorship and not as              Act_____________________
           tenants in common                                  (state)


     Additional abbreviations may also be used though not in the above list.


For value Received________________________ hereby sell, assign and transfer unto


Please insert social security or other identifying number of Assignee.
[                            ]


________________________________________________________________________________
  (please print or typewrite name and address, including zip code, of assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate ,and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________


                    ____________________________________________________________
                    NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


Signatures(s) Guaranteed:


________________________________________________________________________________
The signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, saving and loan Associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17A-15



KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.